Income tax	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 10 – INCOME TAXES

The asset and liability method is used in accounting for Income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the consolidated financial statements using the statutory tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax laws or rates is recorded in the results of operations in the period that includes the enactment date under the law. We record Global Intangible Low Tax Income (GILTI) as a current period expense when incurred.

We establish valuation allowances for deferred tax assets based on “a more likely than not” standard. Deferred income tax assets are evaluated quarterly to determine if valuation allowances are required or should be adjusted. The ability to realize deferred tax assets depends on the ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The assessment regarding whether a valuation allowance is required or should be adjusted also considers all available positive and negative evidence factors. It is difficult to conclude a valuation allowance is not required when there is significant objective and verifiable negative evidence, such as cumulative losses in recent years. We utilize a rolling three years of actual and current year results as the primary measure of cumulative losses in recent years.

The Company’s loss before income taxes from US and Foreign sources for the years ended December 31, 2022 and 2021, are as follows:

	2022	2021
United States	(25,424,002)	(16,466,423)
Outside United States	1,208,777	(1,198,341)
Loss before income taxes	(24,215,225)	(17,664,764)

The following table summarizes the significant differences between the U.S. Federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the years ended December 31, 2022 and 2021:

	2022	2021

US Federal statutory federal income tax	21.00%	21.00%
State taxes	-2.52%	3.94%
Other deferred adjustments	3.03%	-2.02%
Change in tax rates	0%	-1.53%
Change in valuation allowance	-21.5%	-21.39%

Total income tax provision	0%	0%

The tax effects of temporary differences that give rise to deferred tax assets and liabilities as of December 31, 2022 and 2021 are summarized as follows:

	2022	2021
Deferred tax assets
Net operating loss	14,997,873	12,702,731
Stock options	7,450,914	5,922,550
Federal tax credits	336,475	303,556
Basis difference in intangible and fixed assets	963,784	(206,925)
Accrued payroll	11,203	169,242
Capital loss	350,526	-
Valuation allowance	(24,110,775)	(18,891,154)
Deferred tax assets, net	-	-

As of December 31, 2022, the Company has available federal net operating loss carry forward of $63.5 million and state net operating loss carry forwards of $31.9 million. Federal net operating loss carryforwards of approximately $14.4 million will expire through 2037 and the balance of $49.1 million have an indefinite life. Additionally, the Company has income tax net operating loss carryforwards related to our international operations which have an indefinite life.

The Company assesses the recoverability of its net operating loss carry forwards and other deferred tax assets and records a valuation allowance to the extent recoverability does not satisfy the “more likely than not” recognition criteria. The Company continues to maintain the valuation allowance until sufficient positive evidence exists to support full or partial reversal. As of December 31, 2022 and 2021 the Company had a valuation allowance of approximately $23.8 million and $18.9 million against its deferred tax assets, net of deferred tax liabilities, due to insufficient positive evidence, primarily consisting of losses within the taxing jurisdictions that have tax attributes and deferred tax assets.